UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 2011

Aceto Corporation

 (Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2011, Aceto Corporation (“Aceto” or the “Company”) received notification from Vincent G. Miata, Former President and Chief Operating Officer of Aceto, of his decision to resign from the Company’s Board of Directors (the “Board”) and the Board accepted his resignation.  In addition, on October 5, 2011, Mr. Miata and the Company mutually agreed that he would resign from his positions as President and Chief Operating Officer of the Company effective as of October 7, 2011.

As previously disclosed in the Form 8-K filed by the Company with the Securities and Exchange Commission on October 6, 2011, negotiations with Mr. Miata were ongoing over the terms of his separation agreement.  On November 15, 2011, the Company entered into a separation agreement (the “Agreement”) with Mr. Miata confirming the final terms of his departure from the Company.  Set forth below is a description of the terms of the Agreement that Aceto deems to be material:

●	Mr. Miata agreed to waive any termination notice requirements under his Employment Agreement dated as of March 24, 2009.

●	The Company agreed to pay Mr. Miata twenty-one (21) months’ base salary ($633,937.50 in the aggregate), as severance.

●	Mr. Miata (and his eligible dependents) will continue to participate in the Company's group health plan (at active employee rates) for up to two hundred seventy (270) days.

●	Mr. Miata will retain use of the vehicle currently provided to him by the Company until November 21, 2011.

●
The Company agreed to treat Mr. Miata as having retired from the Company for purposes of determining the vested status and applicable post-termination exercise period for his outstanding stock options and other equity-based awards.

The Agreement also contains additional provisions which are customary for agreements of this type. These include confidentiality, non-disparagement, non-competition, non-solicitation and cooperation provisions, as well as a general release of claims against the Company.

The foregoing description of Mr. Miata’s Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K/A.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement by and between Aceto Corporation and Vincent G. Miata

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: November 17, 2011	By:	/s/ Albert L. Eilender
Albert L. Eilender
Chairman of the Board and
Chief Executive Officer

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